UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
December 29, 2023
Date of Report (date of earliest event reported)

Rover Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39774	85-3147201
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

720 Olive Way, 19th Floor, Seattle, WA	98101
(Address of Principal Executive Offices)	(Zip Code)
(888) 453-7889
Registrant's telephone number, including area code
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	ROVR	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01    Other Events.
On December 29, 2023, Rover Group, Inc. (the “Company”) issued a press release announcing the expiration of the 30-day “go-shop” period pursuant to the terms of the Agreement and Plan of Merger (the “Merger Agreement”), dated November 29, 2023, by and among Biscuit Parent, LLC (“Parent”), Biscuit Merger Sub, LLC (“Merger Sub”) and the Company. Parent and Merger Sub are affiliates of private equity funds managed by Blackstone Inc. (“Blackstone”). A copy of the press release is attached as Exhibit 99.1 and is incorporated by reference.
In accordance with the Merger Agreement, the Company and its representatives and advisors actively solicited alternative acquisition proposals from potential interested third parties. However, during the “go-shop” period the Company did not receive any alternative acquisition proposals from any third party.
The transaction is currently expected to close in the first quarter of 2024, subject to customary closing conditions, including approval by the Company’s stockholders and the expiration or termination of any applicable regulatory waiting period. Closing of the transaction is not subject to a financing condition. Upon completion of the transaction, the Company’s Class A common stock will no longer be publicly-listed and Rover will become a privately held company. The Company will continue to operate under the Rover name and brand.
Cautionary Statement Regarding Forward-Looking Statements
This communication may contain forward-looking statements, which include all statements that do not relate solely to historical or current facts, such as statements regarding the pending acquisition of the Company by private equity funds managed by Blackstone (the “Merger”) and the expected timing of the closing of the Merger and other statements that concern the Company’s expectations, intentions or strategies regarding the future. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “aim,” “potential,” “continue,” “ongoing,” “goal,” “can,” “seek,” “target” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. These forward-looking statements are based on the Company’s beliefs, as well as assumptions made by, and information currently available to, the Company. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected and are subject to a number of known and unknown risks and uncertainties, including, but not limited to: (i) the risk that the Merger may not be completed on the anticipated timeline or at all; (ii) the failure to satisfy any of the conditions to the consummation of the Merger, including the receipt of required approval from the Company’s stockholders and required regulatory approval; (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement with private equity funds managed by Blackstone, including in circumstances requiring the Company to pay a termination fee; (iv) the effect of the announcement or pendency of the Merger on the Company’s business relationships, operating results and business generally; (v) risks that the Merger disrupts the Company’s current plans and operations; (vi) the Company’s ability to retain and hire key personnel and maintain relationships with key business partners and customers, and others with whom it does business; (vii) risks related to diverting management’s or employees’ attention during the pendency of the Merger from the Company’s ongoing business operations; (viii) the amount of costs, fees, charges or expenses resulting from the Merger; (ix) potential litigation relating to the Merger; (x) uncertainty as to timing of completion of the Merger and the ability of each party to consummate the Merger; (xi) risks that the benefits of the Merger are not realized when or as expected; (xii) the risk that the price of the Company’s Class A common stock may fluctuate during the pendency of the Merger and may decline significantly if the Merger is not completed; and (xiii) other risks described in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), such as the risks and uncertainties described under the headings “Cautionary Note Regarding Forward-Looking Statements,” “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and other sections of the Company’s Annual Report on Form 10-K, the Company’s Quarterly Reports on Form 10-Q, and in the Company’s other filings with the SEC. While the list of risks and uncertainties presented here is, and the discussion of risks and uncertainties to be presented in the proxy statement on Schedule 14A that the Company will file with the SEC relating to its special meeting of stockholders will be, considered representative, no such list or discussion should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and/or similar risks, any of which could have a material adverse effect on the completion of the Merger and/or the Company’s consolidated financial condition. The forward-looking statements speak only as of the date they are made. Except as required by applicable law or regulation, the Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.
The information that can be accessed through hyperlinks or website addresses included in this communication is deemed not to be incorporated in or part of this communication.
Additional Information and Where to Find It
This communication is being made in respect of the Merger. In connection with the proposed Merger, the Company will file with the SEC a proxy statement on Schedule 14A relating to its special meeting of stockholders and may file or furnish other documents with the SEC regarding the Merger. When completed, a definitive proxy statement will be mailed to the Company’s stockholders. STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT REGARDING THE MERGER (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND ANY OTHER RELEVANT DOCUMENTS FILED OR FURNISHED WITH THE SEC IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. The Company’s stockholders may obtain free copies of the documents the Company files with the SEC from the SEC’s website at www.sec.gov or through the Company’s website at investors.rover.com under the link “Financials” and then under the link “SEC Filings” or by contacting the Company’s Investor Relations department via e-mail at investorrelations@rover.com.
Participants in the Solicitation
The Company and its directors and executive officers, which consist of Adam Clammer, Jamie Cohen, Venky Ganesan, Greg Gottesman, Kristine Leslie, Scott Jacobson, Erik Prusch, Megan Siegler, who are the non-employee members of the Company’s Board of Directors, Aaron Easterly, the Company’s Chief Executive Officer and Chairperson of the Board, Brent Turner, the Company’s President and Chief Operating Officer, and Charlie Wickers, the Company’s Chief Financial Officer, are participants in the solicitation of proxies from the Company’s stockholders in connection with the Merger. Information regarding the Company’s directors and executive officers (other than for Mr. Prusch), including a description of their direct or indirect interests, by security holdings or otherwise, can be found under the captions “Security Ownership of Certain Beneficial Owners and Management,” “Board of Directors and Corporate Governance—Director Compensation,” and “Executive Compensation—Outstanding Equity Awards at Fiscal 2022 Year-End” contained in the Company’s 2023 annual proxy statement filed with the SEC on April 28, 2023 (the "2023 Proxy Statement"). To the extent that the Company’s directors and executive officers and their respective affiliates have acquired or disposed of security holdings since the applicable “as of” date disclosed in the 2023 Proxy Statement, such transactions have been or will be reflected on Statements of Change in Ownership on Form 4 or amendments to beneficial ownership reports on Schedules 13D filed with the SEC. Since the filing of the 2023 Proxy Statement, (1) Ms. Cohen received a grant of 19,417 restricted stock units (“RSUs”) and Mr. Gottesman, Ms. Leslie and Ms. Siegler each received a grant of 33,273 RSUs, which will each vest in full on the earlier of June 16, 2024 or the date of the next annual meeting of the Company’s stockholders, in each case subject to the applicable director continuing to be a non-employee director through the applicable vesting date, and (2) Mr. Prusch received a grant of 54,855 RSUs, which will vest 1/3 on each of September 7, 2024, September 7, 2025 and September 7, 2026, subject to him continuing to be a non-employee director through the applicable vesting dates. In the Merger, outstanding equity awards held by each non-employee director will fully vest immediately prior to the consummation of the Merger provided that the non-employee director continues to be a non-employee director through such date, and outstanding equity awards held by Mr. Easterly, Mr. Turner and Mr. Wickers will be treated in accordance with their respective severance and change in control agreements and as described in the 2023 Proxy Statement under the caption “Executive Compensation—Potential Payments Upon Termination or Change in Control.” Additionally, pursuant to the Business Combination Agreement, dated as of February 10, 2021, by and among Nebula Caravel Acquisition Corp., Fetch Merger Sub, Inc., and A Place for

Rover, Inc., an affiliate of Mr. Clammer has been issued restricted shares of the Company’s Class A common stock that will fully vest immediately prior to the consummation of the Merger and Mr. Easterly, Mr. Ganesan, Mr. Gottesman, Mr. Jacobson, Mr. Turner and their respective affiliates will be issued additional shares of the Company’s Class A common stock immediately prior to the consummation of the Merger. Other information regarding the participants in the proxy solicitation and a description of their interests will be contained in the proxy statement for the Company’s special meeting of stockholders and other relevant materials to be filed with the SEC in respect of the Merger when they become available. These documents can be obtained free of charge from the sources indicated above.
Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Exhibit

99.1	Press Release, dated December 29, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROVER GROUP, INC.

Date: December 29, 2023	By:	/s/ Charlie Wickers
Charlie Wickers
Chief Financial Officer

Exhibit 99.1
Rover Announces Expiration of “Go-Shop” Period
Acquisition by Blackstone Expected to Close in the First Quarter of 2024
SEATTLE, December 29, 2023 -- Rover Group, Inc. (Nasdaq: ROVR) (“Rover” or the “Company”), the world’s largest online marketplace for pet care, today announced the expiration of the 30-day “go-shop” period under the terms of the previously announced merger agreement. Under the merger agreement, private equity funds managed by Blackstone Inc. (“Blackstone”) have agreed to acquire Rover in an all-cash transaction valued at approximately $2.3 billion. The “go-shop” period expired at 12:01 p.m. Pacific Time on December 29, 2023.
In accordance with the merger agreement, Rover and its representatives and advisors actively solicited alternative acquisition proposals from potential interested third parties. However, during the “go-shop” period Rover did not receive any alternative acquisition proposals from any third party.

The transaction is currently expected to close in the first quarter of 2024, subject to customary closing conditions, including approval by Rover stockholders and the expiration or termination of any applicable regulatory waiting period. Closing of the transaction is not subject to a financing condition. Upon completion of the transaction, Rover’s Class A common stock will no longer be publicly-listed and Rover will become a privately held company. The Company will continue to operate under the Rover name and brand.

About Rover Group, Inc.

Founded in 2011 and based in Seattle, Rover (Nasdaq: ROVR) is the world’s largest online marketplace for pet care. Rover connects pet parents with pet providers who offer overnight services, including boarding and in-home pet sitting, as well as daytime services, including doggy daycare, dog walking, and drop-in visits. To learn more about Rover, please visit www.rover.com.

Cautionary Statement Regarding Forward-Looking Statements

This communication may contain forward-looking statements, which include all statements that do not relate solely to historical or current facts, such as statements regarding the pending acquisition of the Company by private equity funds managed by Blackstone (the “Merger”) and the expected timing of the closing of the Merger and other statements that concern the Company’s expectations, intentions or strategies regarding the future. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “aim,” “potential,” “continue,” “ongoing,” “goal,” “can,” “seek,” “target” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. These forward-looking statements are based on the Company’s beliefs, as well as assumptions made by, and information currently available to, the Company. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected and are subject to a number of known and unknown risks and uncertainties, including, but not limited to: (i) the risk that the Merger may not be completed on the anticipated timeline or at all; (ii) the failure to satisfy any of the conditions to the consummation of the Merger, including the receipt of required approval from the Company’s stockholders and required regulatory approval; (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement with private equity funds managed by Blackstone, including in circumstances requiring the Company to pay a termination fee; (iv) the effect of the announcement or pendency of the Merger on the Company’s business relationships, operating results and business generally; (v) risks that the Merger disrupts the Company’s current plans and operations; (vi) the Company’s ability to retain and hire key personnel and maintain relationships with key business partners and customers, and others with whom it does business; (vii) risks related to diverting management’s or employees’ attention during the pendency of the Merger from the Company’s ongoing business operations; (viii) the amount of costs, fees, charges or expenses resulting from the Merger; (ix) potential litigation relating to the Merger; (x) uncertainty as to timing of completion of the Merger and the ability of each party to consummate the Merger; (xi) risks that the benefits of the

Merger are not realized when or as expected; (xii) the risk that the price of the Company’s Class A common stock may fluctuate during the pendency of the Merger and may decline significantly if the Merger is not completed; and (xiii) other risks described in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), such as the risks and uncertainties described under the headings “Cautionary Note Regarding Forward-Looking Statements,” “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and other sections of the Company’s Annual Report on Form 10-K, the Company’s Quarterly Reports on Form 10-Q, and in the Company’s other filings with the SEC. While the list of risks and uncertainties presented here is, and the discussion of risks and uncertainties to be presented in the proxy statement on Schedule 14A that the Company will file with the SEC relating to its special meeting of stockholders will be, considered representative, no such list or discussion should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and/or similar risks, any of which could have a material adverse effect on the completion of the Merger and/or the Company’s consolidated financial condition. The forward-looking statements speak only as of the date they are made. Except as required by applicable law or regulation, the Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

The information that can be accessed through hyperlinks or website addresses included in this communication is deemed not to be incorporated in or part of this communication.

Additional Information and Where to Find It

This communication is being made in respect of the Merger. In connection with the proposed Merger, the Company will file with the SEC a proxy statement on Schedule 14A relating to its special meeting of stockholders and may file or furnish other documents with the SEC regarding the Merger. When completed, a definitive proxy statement will be mailed to the Company’s stockholders. STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT REGARDING THE MERGER (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND ANY OTHER RELEVANT DOCUMENTS FILED OR FURNISHED WITH THE SEC IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. The Company’s stockholders may obtain free copies of the documents the Company files with the SEC from the SEC’s website at www.sec.gov or through the Company’s website at investors.rover.com under the link “Financials” and then under the link “SEC Filings” or by contacting the Company’s Investor Relations department via e-mail at investorrelations@rover.com.

Participants in the Solicitation

The Company and its directors and executive officers, which consist of Adam Clammer, Jamie Cohen, Venky Ganesan, Greg Gottesman, Kristine Leslie, Scott Jacobson, Erik Prusch, Megan Siegler, who are the non-employee members of the Company’s Board of Directors, Aaron Easterly, the Company’s Chief Executive Officer and Chairperson of the Board, Brent Turner, the Company’s President and Chief Operating Officer, and Charlie Wickers, the Company’s Chief Financial Officer, are participants in the solicitation of proxies from the Company’s stockholders in connection with the Merger. Information regarding the Company’s directors and executive officers (other than for Mr. Prusch), including a description of their direct or indirect interests, by security holdings or otherwise, can be found under the captions “Security Ownership of Certain Beneficial Owners and Management,” “Board of Directors and Corporate Governance-Director Compensation,” and “Executive Compensation-Outstanding Equity Awards at Fiscal 2022 Year-End” contained in the Company’s 2023 annual proxy statement filed with the SEC on April 28, 2023 (the "2023 Proxy Statement"). To the extent that the Company’s directors and executive officers and their respective affiliates have acquired or disposed of security holdings since the applicable “as of” date disclosed in the 2023 Proxy Statement, such transactions have been or will be reflected on Statements of Change in Ownership on Form 4 or amendments to beneficial ownership reports on Schedules 13D filed with the SEC. Since the filing of the 2023 Proxy Statement, (1) Ms. Cohen received a grant of 19,417 restricted stock units (“RSUs”) and Mr. Gottesman, Ms. Leslie and Ms. Siegler each received a grant of 33,273 RSUs, which will each vest in full on the earlier of June 16, 2024 or the date of the next annual meeting of the Company’s stockholders, in each case subject to the applicable director continuing to be a non-employee director through the applicable vesting date, and (2) Mr. Prusch received a grant of 54,855 RSUs, which will vest 1/3 on each of September 7, 2024, September 7, 2025 and September 7, 2026, subject to him continuing to be a non-employee director through the applicable vesting dates. In the Merger, outstanding equity awards held by each non-employee director will fully vest immediately prior to the consummation of the Merger provided that the non-employee director continues to be a non-employee director through such date, and outstanding equity awards held by Mr. Easterly, Mr. Turner and Mr. Wickers will be treated in accordance with their respective severance and change in control agreements and as described in the 2023 Proxy Statement under the caption “Executive Compensation-Potential Payments Upon Termination or Change in Control.” Additionally, pursuant to the Business Combination Agreement, dated as of February 10, 2021, by and among Nebula Caravel Acquisition Corp., Fetch Merger Sub, Inc., and A Place for Rover, Inc., an affiliate of Mr. Clammer has been issued restricted shares of the Company’s Class A common stock that will fully vest immediately prior to the consummation of the Merger and Mr. Easterly, Mr. Ganesan, Mr. Gottesman, Mr. Jacobson, Mr. Turner and their respective affiliates will be issued additional shares of the Company’s Class A common stock immediately prior to the consummation of the Merger. Other information regarding the participants in the proxy solicitation and a description of their interests will be contained in the proxy statement for the Company’s special meeting of stockholders and other relevant materials to be filed with the SEC in respect of the Merger when they become available. These documents can be obtained free of charge from the sources indicated above.

Contacts
FOR ROVER
Investors
Walter Ruddy
walter.ruddy@rover.com
(206) 715-2369

Media
Kristin Sandberg
pr@rover.com
(360) 510-6365